[Certain information has been excluded because it both (i) is not material and (ii) is the type the Company treats as private or confidential]

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“IP Security Agreement”) dated as of February 12, 2025, is made and entered into by and among CV Sciences, Inc., a Delaware corporation (the “Company”), any subsidiary of the Company that is a signatory hereto either now joined or joined in the future (such subsidiaries, together with the Company, the “Debtors”), and [***] , as Holder of the Senior Secured Note due August 12, 2026 in aggregate principal amount of $1,600,000.00 (the “Note”) of the Company.

WHEREAS, the Company has entered into a Securities Purchase Agreement, dated as of the date hereof and as may be amended from time to time (the “Securities Purchase Agreement”), with (the “Lender”), and the Company and the Lender have entered into a Security Agreement dated as of the date hereof and as may be amended from time to time (the “Security Agreement”);

WHEREAS, the Lender has purchased from the Company the Note pursuant to the provisions of the Securities Purchase Agreement; and

WHEREAS, under the terms of the Securities Purchase Agreement and the Security Agreement, the Company and the other Debtors have granted to Lender a first priority security interest (subject to Permitted Liens) in, among other Collateral, all Intellectual Property of the Debtors, and the Company has agreed as a condition thereof to execute this IP Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, both the receipt and sufficiency of which are hereby acknowledged, the Debtors hereby agrees as follows:

Section 1.
Definitions. The following terms have the meanings set forth below:
(a)
“Copyrights” means all of the following now owned or hereafter adopted or acquired by any of the Debtors: (i) all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or political subdivision thereof, whether registered or unregistered and whether published or unpublished), rights and interests in copyrights, works protectable by copyright, and general intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings, and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof and all research and development relating to the foregoing, (ii) all reissues, extensions, continuations, and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages, claims, and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present and future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present, and future infringements thereof.
(b)
“Copyright License” means any and all rights now owned or hereafter acquired by Debtors under any written or oral agreement granting any right to use any Copyright or Copyright registration, in each case to the extent assignable by any of the Debtors; provided, that, the Company has identified on Schedule C attached hereto whether or not any of the Debtors’ Copyrights or Copyright registrations are not assignable.
(c)
“Patents” shall mean one or all of the following now or hereafter owned by any of the Debtors or in which any of the Debtors now has or hereafter acquires any rights: (i) all letters patent of the United States or any other country, all registrations, and recordings thereof, and all applications for letters patent of the United States or any other country, (ii) all reissues, continuations, continuations-in-part, divisions, reexaminations, or extensions of any of the foregoing and (iii) all inventions disclosed in and claimed in the Patents and any and all trade secrets and know-how related thereto.
(d)
“Patent License” shall mean all of the following now owned or hereafter acquired by any of the Debtors or in which any of the Debtors now has or hereafter acquires any rights: to the extent assignable by any Debtor, any written agreement granting any right to make, use, sell, and/or practice any invention or discovery that is the subject matter of a Patent, in each case to the extent assignable by any Debtor; provided, that, the Company has identified on Schedule A attached hereto whether or not any of the Debtors’ Patents or Patent registrations are not assignable.
(e)
“Trademarks” shall mean one or all of the following now owned or hereafter acquired by any of the Debtors or in which any of the Debtors now has or hereafter acquires any rights: (i) all trademarks (whether registered or unregistered), trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints, and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of any State of the United States or any other country or any political subdivision thereof, (ii) all reissues, extensions, or renewals thereof and (iii) the goodwill associated with or symbolized by any of the foregoing.
(f)
“Trademark License” shall mean all of the following now owned or hereafter acquired by any of the Debtors or in which any of the Debtors now has or hereafter acquires any rights: any written agreement granting any right to use any Trademark or Trademark registration, in each case to the extent assignable by any Debtor; provided, that, the Company has identified on Schedule B attached hereto whether or not any of the Debtors’ Trademarks or Trademark registrations are not assignable.
Section 2.
Grant of Security.
(a)
Each of the Debtors hereby grants to Lender, a first priority security interest (subject to Permitted Liens), in all of such Debtor’s right, title, and interest in and to the following (the “Collateral”):
(i)
all of its Patents and all Patent Licenses to which it is a party, including, but not limited to, those set forth on Schedule A hereto;
(ii)
all of its Trademarks and all Trademark Licenses to which it is a party, including, but not limited to, those set forth on Schedule B hereto, together with all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License;
(iii)
all of its Copyrights and all Copyright Licenses to which it is a party, including, but not limited to, those set forth on Schedule C hereto;
(iv)
all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Debtors accruing thereunder or pertaining thereto;
(v)
any and all claims for damages and injunctive relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or injury with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;
(vi)
any and all products and proceeds of, collateral for, income, royalties, and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing. Except as may be set forth on Schedule D hereto, the Debtor is the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the first priority security interest (subject to Permitted Liens) in the Collateral. Except as set forth on Schedule D hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Party pursuant to this Agreement) covering or affecting the Collateral. So long as this Agreement shall be in effect, the Debtor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded as of the date hereof or in favor of the Secured Party pursuant to the terms of this Agreement); and
(vii)
all of its domain names, including, but not limited to, those set forth on Schedule E hereto.
(b)
Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that, to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this IP Security Agreement shall create a valid security interest in the proceeds of such asset.
Section 3.
Security for Obligations. The grant of a first priority security interest (subject to Permitted Liens) in the Collateral by the Debtors under this IP Security Agreement secures the prompt and complete payment and performance when due of all of the Obligations (as defined in the Security Agreement), whether direct or indirect, now existing or hereafter arising, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, guarantee obligations, indemnifications, contract causes of action, costs, expenses, or otherwise.
Section 4.
Recordation. Each of the Debtors authorizes and requests that the Register of Copyrights, the Commissioner for Patents, the Commissioner for Trademarks and any other applicable governmental authority record this IP Security Agreement.
Section 5.
Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Securities Purchase Agreement and the Security Agreement. Each Debtor does hereby acknowledge and confirm that the grant of the first priority security interest (subject to Permitted Liens)), and the rights and remedies of, Lender with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.
Section 6.
Future Acquisitions. The Company represents and warrants that Schedules A, B and C attached hereto set forth any and all intellectual property rights in connection to which the Company has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable. The Company shall give the Lender prior written notice of no less than five (5) Business Days before filing any additional application for registration of any trademark and prompt notice in writing of any additional trademark registrations, patent registration, or copyright registrations granted therefor after the date hereof. Without limiting the Company’s obligations under this paragraph, each of the Debtors hereby authorizes the Lender unilaterally to modify this IP Security Agreement by amending Schedules A, B or C to include any future patents, trademarks, copyrights, licenses thereto or applications therefor of any Debtor. Notwithstanding the foregoing, no failure to so modify this IP Security Agreement or amend Schedules A, B or C shall in any way affect, invalidate or detract from

Lender’s continuing first priority security interest (subject to Permitted Liens)) in all Collateral, whether or not listed on Schedule A, B or C.
Section 7.
Remedies. If there occurs an Event of Default, the Lender shall be entitled to exercise any and all remedies available to the Secured Lender under the Security Agreement for the benefit of Lender.
Section 8.
Term of Agreement. This IP Security Agreement shall terminate on the date on which all payments under the Note have been indefeasibly paid in full. Upon termination of this IP Security Agreement, the Lender shall promptly execute such documents or instruments and take such further actions as the Company or any Debtor may reasonably request for the purposes of releasing the security interests granted herein. Debtor may file any terminations with any applicable office upon such termination date.
Section 9.
Miscellaneous. Section 19 of the Security Agreement is hereby incorporated herein by reference as if fully set forth herein, mutatis mutandis.
Section 10.
Governing Law. This IP Security Agreement shall be governed by, and construed and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to its choice of law provisions that would require the application of another state’s laws.
Section 11.
Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signatures appear on following page]

IN WITNESS WHEREOF, each Debtor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CV Sciences, Inc.

BY:

______________
Joseph Dowling

CEO

Star Sky Foods, LLC

By:_________________________________

Name: Joseph Dowling

Title: CEO

Cultured Foods Sp. z.o.o

By:_________________________________

Name: Joseph Dowling

Title: CEO

Elevated Softgels, LLC

By:_________________________________

Name: Joseph Dowling

Title: CEO

[***] , AS LENDER

BY:

_______________

Trustee